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                                                                EXHIBIT h(30)(c)


                                 AMENDMENT NO. 2
                             PARTICIPATION AGREEMENT


     The Participation Agreement (the "Agreement"), dated February 17, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company and Clarendon Insurance Agency, Inc. a Massachusetts corporation, is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:


                                   SCHEDULE A


          FUNDS AVAILABLE UNDER THE                   SEPARATE ACCOUNTS                    CONTRACTS FUNDED BY THE SEPARATE
                  POLICIES                           UTILIZING THE FUNDS                               ACCOUNTS
---------------------------------------------- -------------------------------- ----------------------------------------------------
AIM V.I. Capital Appreciation Fund             Sun Life of Canada (U.S.)        o    FUTURITY VARIABLE ANNUITY CONTRACT
AIM V.I. Growth Fund                           Variable Account F               o    FUTURITY II VARIABLE ANNUITY CONTRACT
AIM V.I. Growth and Income Fund                                                 o    FUTURITY FOCUS VARIABLE ANNUITY CONTRACT
AIM V.I. International Equity Fund
---------------------------------------------- -------------------------------- ----------------------------------------------------

AIM V.I. Capital Appreciation Fund             Sun Life of Canada (U.S.)        o    FUTURITY VARIABLE UNIVERSAL LIFE
AIM V.I. Growth Fund                           Variable Account I                    INSURANCE POLICIES
AIM V.I. Growth and Income Fund
AIM V.I. International Equity Fund
---------------------------------------------- -------------------------------- ----------------------------------------------------

AIM V.I. Capital Appreciation Fund             Sun Life of Canada (U.S.)        o    SUN LIFE CORPORATE
AIM V.I. Value Fund                            Variable Account G                    VARIABLE UNIVERSAL LIFE
                                                                                     INSURANCE POLICIES
---------------------------------------------- -------------------------------- ----------------------------------------------------

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date:   March 15, 1999

                                             AIM VARIABLE INSURANCE FUNDS, INC.


Attest: /s/ NANCY L. MARTIN                  By: /s/ ROBERT H. GRAHAM
       -----------------------------            --------------------------------
Name:  Nancy L. Martin                       Name:  Robert H. Graham
Title: Assistant Secretary                   Title: President


(SEAL)


                                             A I M DISTRIBUTORS, INC.


Attest: /s/ NANCY L. MARTIN                  By: /s/ MICHAEL J. CEMO
       -----------------------------            --------------------------------
Name:  Nancy L. Martin                       Name:  Michael J. Cemo
Title: Assistant Secretary                   Title: President


(SEAL)


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                                             SUN LIFE ASSURANCE COMPANY OF
                                             CANADA (U.S.)


Attest: /s/ MAURA A. MURPHY                  By: /s/ ROBERT K. LEACH
       -----------------------------            --------------------------------
Name:  Maura A. Murphy                       Name:  Robert K. Leach
Title: Secretary                             Title: Vice President, Retirement
                                                    Products and Services
                                                    Division


(SEAL)

                                             CLARENDON INSURANCE AGENCY, INC.


Attest: /s/ MAURA A. MURPHY                  By: /s/ JANE M. MANCINI
       -----------------------------            --------------------------------
Name:  Maura A. Murphy                       Name: Jane M. Mancini
Title: Secretary                             Title: President


(SEAL)


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